Item 9.  Regulation FD Disclosure

The following reproduces the certifications provided by the Registrant's Chief Executive Officer and Chief Financial Officer that accompanied the Registrant's Form 10-K filed March 27, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. McNally, certify to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of
ZEVEX International, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on March 27, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/  David J. McNally

David J. McNally
Chief Executive Officer
March 27, 2003

I, Phillip L. McStotts, certify to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ZEVEX International, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on March 27, 2003(the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/  Phillip L. McStotts

Phillip L. McStotts
Chief Financial Officer
March 27, 2003